SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



                        OCTOBER 29, 1998
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        Date of Report (Date of earliest event reported)


              AMERICAN RESOURCES OFFSHORE, INC.
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     (Exact name of Registrant as specified in its charter)


                            DELAWARE
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         (State or other jurisdiction of incorporation)


     0-21472                                 86-0713506
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Commission File Number)         (IRS Employer Identification No.)

     160 Morgan Street
     P. O. Box 87
     Versailles, Kentucky                           40383
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(Address of principal executive offices)          (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         NOT APPLICABLE
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  (Former name or former address, if changed since last report)
Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.

     On October 29, 1998, the Registrant merged its wholly-owned subsidiary, American Resources Offshore, Inc., into the Registrant, with the Registrant being the surviving entity. Additionally, upon completion of the merger, the Registrant changed its name to American Resources Offshore, Inc. (attached hereto as Exhibit "10.96" and incorporated herein by reference is the Certificate of Ownership and Merger Merging American Resources Offshore, Inc. into American Resources of Delaware, Inc.)

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.

          The following Exhibit is attached hereto and incorporated herein by reference:

          Exhibit "10.96"--   Certificate of Ownership and Merger
                              Merging American Resources
                              Offshore, Inc. into American
                              Resources of Delaware, Inc.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERICAN RESOURCES OFFSHORE, INC.
                             (f/k/a American Resources of
                              Delaware, Inc.)


                             By:  /s/ Ralph A. Currie
                                ---------------------------------
                                Ralph A. Currie
                             Its:   Chief Financial Officer

Dated:  December 15, 1998
       -------------------

                          Exhibit 10.96

               CERTIFICATE OF OWNERSHIP AND MERGER

                             MERGING

                AMERICAN RESOURCES OFFSHORE, INC.

                              INTO

              AMERICAN RESOURCES OF DELAWARE, INC.


     American Resources of Delaware, Inc., a corporation

organized and existing under the laws of Delaware,

     DOES HEREBY CERTIFY:

     FIRST:  That this corporation was incorporated on the 14th day of August, 1992, pursuant to the General Corporation Law of the State of Delaware.

     SECOND:  That this corporation owns all of the outstanding shares of the stock of American Resources Offshore, Inc., a

corporation incorporated on the 12th day of December, 1997

pursuant to the General Corporation Law of the State of Delaware.

     THIRD:  That this corporation, by the following resolutions of its Board of Directors, duly adopted on the 1st day of

October, 1998 by the unanimous written consent of its members filed with the minutes of the Board, determined to and did merge into itself said American Resources Offshore, Inc.:

          RESOLVED, that American Resources of
          Delaware, Inc. merge, and it hereby does merge into itself said American Resources
          Offshore, Inc. and assumes all its
          obligations; and, be it

          FURTHER RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and, be it

          FURTHER RESOLVED, that the proper officer of this corporation be and he hereby is directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said American
          Resources Offshore, Inc. and assume its
          liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and to do all things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger; and, be it

          FURTHER RESOLVED, that this corporation
          change its name by changing Article One of the Amended and Restated Certificate of Incorporation of this corporation to read as follows;

          Article One. The name of the corporation is American Resources Offshore, Inc.

     IN WITNESS WHEREOF, said American Resources of Delaware,

Inc. has caused this Certificate to be signed by Rick G. Avare,

its President and Chief Executive Officer, this 2nd day of

October, 1998.



                                /s/ Rick G. Avare
                              ---------------------------------
                                Rick G. Avare
                                President and Chief Executive
                                Officer